188 P2 07/20

SUPPLEMENT DATED JULY 1, 2020

TO THE PROSPECTUS DATED JANUARY 1, 2020

OF

templeton CHINA WORLD FUND

The prospectus is amended as follows:

I.  The following replaces the “Annual Fund Operating Expenses” and “Example” tables in the “Fund Summary – Fees and Expenses of the Fund” section of the prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R6	Advisor Class
Management fees[1]	1.20%	1.20%	1.20%	1.20%
Distribution and service (12b‑1) fees	0.25%	1.00%	None	None
Other expenses	0.33%	0.33%	0.28%	0.33%
Total annual Fund operating expenses[1]	1.78%	2.53%	1.48%	1.53%
Fee waiver and/or expense reimbursement[2]	None	None	-0.11%	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	1.78%	2.53%	1.37%	1.53%

1. Management fees of the Fund have been restated to reflect current fiscal year fees as a result of a decrease in the Fund’s contractual management fee rate effective on July 1, 2020. If the management fees were not restated to reflect such decrease in fees, the amounts shown above would be greater. Consequently, the Fund’s total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The investment manager has contractually agreed to waive or assume certain fees and expenses so that total annual Fund operating expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund other than Class R6 do not exceed 1.60%, and for Class R6 do not exceed 1.42%, through December 31, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

	1 Year	3 Years	5 Years	10 Years
Class A	$ 721	$ 1,079	$ 1,461	$ 2,529
Class C	$ 356	$ 788	$ 1,345	$ 2,866
Class R6	$ 139	$ 457	$ 798	$ 1,759
Advisor Class	$ 156	$ 483	$ 834	$ 1,824
If you do not sell your shares:
Class C	$ 256	$ 788	$ 1,345	$ 2,866

II.  The following replaces the first two paragraphs of the “Fund Details – Management” section starting on page 20 of the prospectus:

Effective July 1, 2020, the Fund’s investment management fee was reduced, as approved by the board of trustees. Prior to July 1, 2019, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

  1.30%, up to and including $1 billion;
  1.25%, over $1 billion, up to and including $5 billion;
  1.20%, over $5 billion, up to and including $10 billion;
  1.15%, over $10 billion, up to and including $15 billion;
  1.10%, over $15 billion, up to and including $20 billion; and
  1.05%, over $20 billion.

From July 1, 2019 to June 30, 2020, the Fund paid the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

  1.25%, up to and including $1 billion;
  1.20%, over $1 billion, up to and including $5 billion;
  1.15%, over $5 billion, up to and including $10 billion;
  1.10%, over $10 billion, up to and including $15 billion;
  1.05%, over $15 billion, up to and including $20 billion; and
  1.00%, over $20 billion.

Effective July 1, 2020, the Fund pays the investment manager a fee equal to an annual rate based on the Fund’s average weekly net assets, as listed below:

  1.20%, up to and including $4 billion;
  1.15%, over $4 billion, up to and including $10 billion;
  1.10%, over $10 billion, up to and including $15 billion;
  1.05%, over $15 billion, up to and including $20 billion; and
  1.00%, over $20 billion.

Please keep this supplement with your prospectus for future reference.

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